Forward-Looking Statements

This presentation contains statements relating to future results of the company (including certain projections and business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform
Act of 1995. Forward-looking statements are typically identified by words or phrases such as “believe,” “expect,”
“anticipate,” “estimate,” “should,” “are likely to be,” “will” and similar expressions.  In addition, there are risks and uncertainties relating to the planned spinoff of ArvinMeritor’s Light Vehicle Systems business, including the timing and certainty of completion of the transition. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to global economic and market cycles and conditions; the demand for commercial, specialty and light vehicles for which the company supplies products;
risks inherent in operating abroad (including foreign currency exchange rates and potential disruption of production and supply due to terrorist attacks or acts of aggression); availability and sharply rising cost of raw materials, including steel and oil; OEM program delays; demand for and market acceptance of new and existing products; successful development of new products; reliance on major OEM customers; labor relations of the company, its suppliers and customers, including potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; the financial condition of the company’s suppliers and customers, including potential bankruptcies; possible adverse effects of any future suspension of normal trade credit terms by our suppliers; potential difficulties competing with companies that have avoided their existing contracts in bankruptcy and reorganization proceedings; successful integration of acquired or merged businesses; the ability to achieve the expected annual savings and synergies from past and future business combinations and the ability to achieve the expected benefits of restructuring actions; success and timing of potential divestitures; potential impairment of long-lived assets, including goodwill; potential adjustment of the value of deferred tax assets; competitive product and pricing pressures; the amount of the company’s debt; the ability of the company to continue to comply with covenants in its financing agreements; the ability of the company to access capital markets; credit ratings of the company’s debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; product liability and warranty and recall claims; rising costs of pension and other post-retirement benefits and possible changes in pension and other accounting rules; as well as other risks and uncertainties, including but not limited to those detailed from time to time in filings of the company with the SEC.  These forward-looking statements are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-
looking statements, whether as a result of new information, future events or otherwise, except a
s otherwise required by law.

Margin Expansion Trend Underway

  3.1%

    $     69

    $   2.2

2006
Actual

  4.0%

EBITDA Margin

              7%

        $   2.4

2008
Estimate

7 - 10%

         0%

Annual Sales Growth

$2.7 - $2.9

      $ 2.2

Sales (billions)

      $   90

EBITDA Before Special Items
(millions)(3)

2010
Target(2)

2007
Actual

LVS Segment Results(1)

(1)

Actual and estimated results and targets are on the basis of the LVS segment of ArvinMeritor, Inc. and are not on the basis of LVS as a separate, stand-alone entity.  Financial results, estimates and targets for the LVS segment of
ArvinMeritor will differ from, and may not be indicative of, the results of operations and financial position LVS would have had or may have if it operated as a separate, stand-alone entity during those periods.

(2)

Based on management assumptions regarding pricing, currency exchange rates, volume and timing of vehicle production, option mix, and other factors not in the control of management.

(3)

See Appendix – “Non-GAAP Financial Information”

3-5 year EBITDA margin target of 7-8%(2)

                               5

                                 -

                               5

ET Corporate Allocations

                            (2)

                                 -

                            (2)

Changes to Certain Benefit Programs

2008
Better/Worse
Than 2007

2007
FYTD

2008
FYTD

LVS Segment Results (millions)(1)

                               5

                            (5)

                                 -

Adjustments to Pricing Reserves

                               2

                          -

                               2

Commercial Settlement with Supplier

          $                  9

          $             41

          $             50

         Adjusted EBITDA on Comparable Basis

                               9

                                 -

                               9

Legal/Commercial Dispute with Customer

          $          (10)

          $             46

          $             36

EBITDA Before Special Items as Reported (2)

2008 Progress on Underlying Profitability

(1)

Actual results are on the basis of the LVS segment of ArvinMeritor, Inc. and are not on the basis of LVS as a separate, stand-alone entity.  Financial results for the LVS segment of ArvinMeritor will differ from, and may not be indicative of, the results of operations and financial position LVS would have had if it had operated as a separate, stand-alone entity during those periods.

(2)

See Appendix – “Non-GAAP Financial Information”

Use of Non-GAAP Financial Information

Included in this presentation, the Company has provided information regarding segment EBITDA and segment EBITDA margins.  ArvinMeritor uses Segment EBITDA as the primary basis for the chief operating decision maker to evaluate the performance of each of the company’s reportable segments.  Segment EBITDA is defined as earnings before interest, tax, depreciation and amortization and losses on sales of receivables.  Segment EBITDA margins are defined as Segment
EBITDA as a percentage of sales. This presentation also includes Segment EBITDA before special items (BSI) and Segment
EBITDA BSI margins.  Segment EBITDA before special items is defined as Segment EBITDA plus or minus special items.

Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company’s financial position and results of operations. Segment EBITDA is a meaningful measure of performance commonly used by management, the investment community and banking institutions to analyze operating performance and entity valuation.  Further, management uses these non-GAAP measures for planning and forecasting in future periods.

These non-GAAP measures should not be considered a substitute for the reported results prepared in accordance with
GAAP. Segment EBITDA should not be considered an alternative to operating income as an indicator of operating performance or to cash flows as a measure of liquidity.  These non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies.

Set forth on the following slide are reconciliations of the Segment EBITDA as reported in the company’s Form 10-K and Form
10-Q to Segment EBITDA before special items.

Non-GAAP Financial Information (1)
Segment EBITDA Before Special Items Reconciliation

(in millions)

2007

2006

Segment Sales

$          2,244

$          2,236

Segment EBITDA - Reported

$               36

$               58

Restructuring Costs

                 54

                 12

    Ride Control Fair Value Adjustments

                (12)

                   3

    Product Disruptions/Supplier Reorganizations

                 12

                    -

    Gain On Divestitures

                    -

                  (5)

    Other

                    -

                   1

Segment EBITDA - Before Special Items

$              90

$              69

Segment EBITDA Margins - Before Special Items

4.0%

3.1%

2008

2007

Segment EBITDA - Reported

$              21

$              22

Restructuring Costs

                 15

                 29

    Ride Control Fair Value Adjustments

                    -

                (10)

    Product Disruptions

                    -

                   5

Segment EBITDA - Before Special Items

$              36

$              46

March 31,

Twelve Months Ended

September 30,

Six Months Ended

(1)

See Slide– “Non-GAAP Financial Information”